Exhibit 99.1

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces 2Q 2021 Earnings

Oklahoma City, OK, July 29, 2021 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter ended June 30, 2021.  “We are pleased to announce a record quarter of net income and EPS. Our strong loan growth and loan fee income, combined with our excellent efficiency ratio, continues to produce outstanding results. As we move forward, our goal is to continue to produce exceptional results through organic growth and the pursuit of strategic acquisitions,” said Thomas L. Travis, President and CEO of the Company.

Three months ended June 30, 2021 compared to three months ended June 30, 2020:

-	Pre-tax, pre-provision earnings of $9.4 million compared to $8.1 million, an increase of 15.6%
-	Net income of $6.1 million compared to $5.0 million, an increase of 21.2%
-	Interest income on loans, including loan fee income, totaled $14.4 million compared to $13.4 million, an increase of 9.5%
-	Total assets of $1.1 billion compared to $1.0 billion, an increase of 12.8%
-	Total loans of $932.0 million compared to $837.9 million, an increase of 11.2%
-	Total deposits of $1.0 billion compared to $894.2 million, an increase of 12.8%
-	Tangible book value per share of $12.76 compared to $10.83, an increase of 17.8%
-	Average cost of funds of 0.34% compared to 0.76%, a decrease of 54.7%
-	Earnings per share of $0.67 compared to $0.54, an increase of 24.9%
-	ROAA of 2.39% compared to 2.09%, an increase of 14.6%
-	ROATCE of 21.90% compared to 20.72%, an increase of 5.7%

Six months ended June 30, 2021 compared to six months ended June 30, 2020:

-	Pre-tax, pre-provision earnings of $17.5 million, compared to $15.5 million, an increase of 12.6%
-	Net income of $11.2 million compared to $10.1 million, an increase of 11.1%
-	Efficiency ratio of 35.02% compared to 35.33%, a decrease of 0.86%
-	Average cost of funds of 0.37% compared to 0.91%, a decrease of 58.9%
-	ROAA of 2.25% compared to 2.20%, an increase of 2.51%
-	ROATCE of 20.63% compared to 20.52%, an increase of 0.54%

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  On June 30, 2021, the Bank’s Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.28%, 13.23%, and 14.48%, respectively.  On June 30, 2021, on a consolidated basis, the Company’s Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.26%, 13.22%, and 14.47%, respectively.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision earnings is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense.  We calculate our tax-adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined effective tax rate for federal and state income taxes of 24.3% and 24.9% in the second quarter of 2021 and 2020, respectively.  We acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended June 30,		Six months ended June 30,
(Dollars in thousands, except per share data)	2021	2020	2021	2020
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$14,357	$13,385	$27,450	$26,491
Loan fee income	(2,527)	(1,632)	(4,517)	(2,892)
Loan interest income excluding loan fee income	$11,830	$11,753	$22,933	$23,599

Average total loans	$889,278	$826,111	$868,526	$786,943
Yield on loans (including loan fee income)	6.48%	6.52%	6.37%	6.77%
Yield on loans (excluding loan fee income)	5.34%	5.72%	5.32%	6.03%

Pre-tax, pre-provision net earnings
Net income before income taxes	$8,069	$6,707	$14,899	$13,466
Plus: Provision for loan losses	1,300	1,400	2,575	2,050
Pre-tax, pre-provision net earnings	$9,369	$8,107	$17,474	$15,516

Adjusted provision for income tax
Net income before income taxes	$8,069	$6,707	$14,899	$13,466
Total effective adjusted tax rate	24.3%	24.9%	24.8%	25.1%
Adjusted provision for income taxes	$1,964	$1,671	$3,690	$3,379

Tax-adjusted net income
Net income before income taxes	$8,069	$6,707	$14,899	$13,466
Adjusted provision for income taxes	1,964	1,671	3,690	3,379
Tax-adjusted net income	$6,105	$5,036	$11,209	$10,087

Tax-adjusted ratios and per share data
Tax-adjusted net income (numerator)	$6,105	$5,036	$11,209	$10,087

Average assets (denominator)	$1,024,751	$971,373	$1,003,444	$923,087
Tax-adjusted return on average assets	2.39%	2.09%	2.25%	2.20%

Average shareholders' equity (denominator)	$113,332	$99,469	$111,108	$100,593
Tax-adjusted return on average shareholders' equity	21.61%	20.36%	20.34%	20.17%

Average tangible common equity (denominator)	$111,822	$97,760	$109,573	$98,858
Tax-adjusted return on average tangible common equity	21.90%	20.72%	20.63%	20.52%

Weighted average common shares outstanding basic (denominator)	9,050,606	9,232,509	9,050,295	9,598,232
Tax-adjusted net income per common share--basic	$0.67	$0.54	$1.24	$1.05

Weighted average common shares outstanding diluted (denominator)	9,074,408	9,232,509	9,066,797	9,598,232
Tax-adjusted net income per common share--diluted	$0.67	$0.54	$1.24	$1.05
Tangible assets
Total assets	$1,133,031	$1,004,085
Less: Goodwill and intangibles	(1,491)	(1,686)
Tangible assets	$1,131,540	$1,002,399

Tangible shareholders' equity
Total shareholders' equity	$117,011	$101,618
Less: Goodwill and intangibles	(1,491)	(1,686)
Tangible shareholders' equity	$115,520	$99,932

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$115,520	$99,932
Tangible assets (denominator)	$1,131,540	$1,002,399
Tangible common equity to tangible assets	10.21%	9.97%

End of period common shares outstanding	9,050,606	9,226,252
Book value per share	$12.93	$11.01
Tangible book value per share	$12.76	$10.83
Total shareholders' equity to total assets	10.33%	10.12%

	Net Interest Margin Excluding Loan Fee Income
	For the Three Months Ended June 30,
	2021			2020
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-Earning Assets:
Short-term investments(1)	$128,643	$64	0.20%	$134,764	$156	0.47%
Investment securities(2)	1,187	15	5.07	1,089	15	5.54
Loans held for sale	557	-	-	222	-	-
Total loans(3)	889,278	11,830	5.34	826,111	11,753	5.72
Total interest-earning assets	1,019,665	11,909	4.68	962,186	11,924	4.98
Noninterest-earning assets	5,086			9,187
Total assets	$1,024,751			$971,373

Funding sources:
Interst-bearing liabilities:
Deposits:
Transaction accounts	$399,293	329	0.33%	$373,812	704	0.76%
Time deposits	212,212	443	0.84	219,990	923	1.69
Total interest-bearing deposits	611,505	772	0.51	593,802	1,627	1.10
Total interest-bearing liabilities	611,505	772	0.51	593,802	1,627	1.10

Noninterest-bearing liabilities:
Noninterest-bearing deposits	293,867			272,373
Other noninterest-bearing liabilities	6,047			5,729
Total noninterest-bearing liabilities	299,914			278,102
Shareholders' equity	113,332			99,469
Total liabilities and shareholders' equity	$1,024,751			$971,373

Net interst income excluding loan fee income		$11,137			$10,297
Net interest spread excluding loan fee income(4)			4.18%			3.88%
Net interest margin excluding loan fee income			4.38%			4.30%

	Net Interest Margin With Loan Fee Income
	For the Three Months Ended June 30,
	2021			2020
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-Earning Assets:
Short-term investments(1)	$128,643	$64	0.20%	$134,764	$156	0.47%
Investment securities(2)	1,187	15	5.07	1,089	15	5.54
Loans held for sale	557	-	-	222	-	-
Total loans(3)	889,278	14,357	6.48	826,111	13,385	6.52
Total interest-earning assets	1,019,665	14,436	5.68	962,186	13,556	5.67
Noninterest-earning assets	5,086			9,187
Total assets	$1,024,751			$971,373

Funding sources:
Interst-bearing liabilities:
Deposits:
Transaction accounts	$399,293	329	0.33%	$373,812	704	0.76%
Time deposits	212,212	443	0.84	219,990	923	1.69
Total interest-bearing deposits	611,505	772	0.51	593,802	1,627	1.10
Total interest-bearing liabilities	611,505	772	0.51	593,802	1,627	1.10

Noninterest-bearing liabilities:
Noninterest-bearing deposits	293,867			272,373
Other noninterest-bearing liabilities	6,047			5,729
Total noninterest-bearing liabilities	299,914			278,102
Shareholders' equity	113,332			99,469
Total liabilities and shareholders' equity	$1,024,751			$971,373

Net interst income including loan fee income		$13,664			$11,929
Net interest spread including loan fee income(4)			5.17%			4.56%
Net interest margin including loan fee income			5.37%			4.99%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin Excluding Loan Fee Income
	For the Six Months Ended June 30,
	2021			2020
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-Earning Assets:
Short-term investments(1)	$127,203	$157	0.25%	$125,906	$554	0.88%
Investment securities(2)	1,180	17	2.91	1,095	18	3.31
Loans held for sale	445	-	-	174	-	-
Total loans(3)	868,526	22,933	5.32	786,943	23,599	6.03
Total interest-earning assets	997,354	23,107	4.67	914,118	24,171	5.32
Noninterest-earning assets	6,090			8,969
Total assets	$1,003,444			$923,087

Funding sources:
Interst-bearing liabilities:
Deposits:
Transaction accounts	$412,070	691	0.34%	$358,167	1,714	0.96%
Time deposits	208,903	956	0.92	212,537	1,988	1.88
Total interest-bearing deposits	620,973	1,647	0.53	570,704	3,702	1.30
Total interest-bearing liabilities	620,973	1,647	0.53	570,704	3,702	1.30

Noninterest-bearing liabilities:
Noninterest-bearing deposits	266,237			246,630
Other noninterest-bearing liabilities	5,126			5,160
Total noninterest-bearing liabilities	271,363			251,790
Shareholders' equity	111,108			100,593
Total liabilities and shareholders' equity	$1,003,444			$923,087

Net interst income excluding loan fee income		$21,460			$20,469
Net interest spread excluding loan fee income(4)			4.14%			4.01%
Net interest margin excluding loan fee income			4.34%			4.50%

	Net Interest Margin With Loan Fee Income
	For the Six Months Ended June 30,
	2021			2020
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-Earning Assets:
Short-term investments(1)	$127,203	$157	0.25%	$125,906	$554	0.88%
Investment securities(2)	1,180	17	2.91	1,095	18	3.31
Loans held for sale	445	-	-	174	-	-
Total loans(3)	868,526	27,450	6.37	786,943	26,491	6.77
Total interest-earning assets	997,354	27,624	5.59	914,118	27,063	5.95
Noninterest-earning assets	6,090			8,969
Total assets	$1,003,444			$923,087

Funding sources:
Interst-bearing liabilities:
Deposits:
Transaction accounts	$412,070	691	0.34%	$358,167	1,714	0.96%
Time deposits	208,903	956	0.92	212,537	1,988	1.88
Total interest-bearing deposits	620,973	1,647	0.53	570,704	3,702	1.30
Total interest-bearing liabilities	620,973	1,647	0.53	570,704	3,702	1.30

Noninterest-bearing liabilities:
Noninterest-bearing deposits	266,237			246,630
Other noninterest-bearing liabilities	5,126			5,160
Total noninterest-bearing liabilities	271,363			251,790
Shareholders' equity	111,108			100,593
Total liabilities and shareholders' equity	$1,003,444			$923,087

Net interst income including loan fee income		$25,977			$23,361
Net interest spread including loan fee income(4)			5.05%			4.65%
Net interest margin including loan fee income			5.25%			5.14%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

Bank7 Corp.
Consolidated Balance Sheets

Dollars in thousands	Unaudited as of
Assets	June 30,	December 31,
	2021	2020

Cash and due from banks	$187,732	$153,901
Interest-bearing time deposits in other banks	5,478	16,412
Loans, net	919,687	826,974
Loans held for sale	1,334	324
Premises and equipment, net	8,889	9,151
Nonmarketable equity securities	1,187	1,172
Goodwill and intangibles	1,491	1,583
Interest receivable and other assets	7,233	7,152

Total assets	$1,133,031	$1,016,669

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$330,061	$246,569
Interest-bearing	678,488	658,945

Total deposits	1,008,549	905,514

Income taxes payable	2,574	9
Interest payable and other liabilities	4,897	3,827

Total liabilities	1,016,020	909,350

Common stock	90	90
Additional paid-in capital	93,635	93,162
Retained earnings	23,286	14,067

Total shareholders’ equity	117,011	107,319

Total liabilities and shareholders’ equity	$1,133,031	$1,016,669

Bank7 Corp.
Consolidated Statements of Income

	Unaudited as of
	Three Months Ended		Six Months Ended
	June 30,		June 30,
Dollars in thousands, except per share data	2021	2020	2021	2020
Interest Income
Loans, including fees	$14,357	$13,385	$27,450	$26,491
Interest-bearing time deposits in other banks	38	133	106	295
Interest-bearing deposits in other banks	42	38	68	277

Total interest income	14,437	13,556	27,624	27,063

Interest Expense
Deposits	772	1,627	1,647	3,702

Total interest expense	772	1,627	1,647	3,702

Net Interest Income	13,665	11,929	25,977	23,361

Provision for Loan Losses	1,300	1,400	2,575	2,050

Net Interest Income After Provision for Loan Losses	12,365	10,529	23,402	21,311

Noninterest Income
Secondary market income	78	39	92	77
Service charges on deposit accounts	119	95	239	214
Other	382	167	585	340

Total noninterest income	579	301	916	631

Noninterest Expense
Salaries and employee benefits	2,949	2,597	5,739	5,071
Furniture and equipment	231	218	433	434
Occupancy	458	413	930	874
Data and item processing	286	269	565	545
Accounting, marketing and legal fees	149	77	297	203
Regulatory assessments	161	94	302	117
Advertising and public relations	71	29	105	298
Travel, lodging and entertainment	118	43	207	96
Other	452	383	841	838

Total noninterest expense	4,875	4,123	9,419	8,476

Income Before Taxes	8,069	6,707	14,899	13,466
Income tax expense	1,964	1,671	3,690	3,379
Net Income	$6,105	$5,036	$11,209	$10,087

Earnings per common share - basic	$0.67	$0.54	$1.24	$1.05
Diluted earnings per common share	0.67	0.54	1.24	1.05
Weighted average common shares outstanding - basic	9,050,606	9,232,509	9,050,295	9,598,232
Weighted average common shares outstanding - diluted	9,074,408	9,232,509	9,066,797	9,598,232

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate nine locations in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference Call

Bank7 Corp. has scheduled a conference call to discuss its first quarter results, which will be broadcast live over the Internet, on Thursday, July 29, 2021 at 4:30 p.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://www.webcaster4.com/Webcast/Page/2179/41916.  For those not able to participate in the live call, an archive of the webcast will be available at https://www.webcaster4.com/Webcast/Page/2179/41916 shortly after the call for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:

Thomas Travis
President & CEO
(405) 810-8600